EXHIBIT  23.2




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We consent to the incorporation in this Registration Statement on Form SB-2 of our report included herein dated March 21, 2001, relating to the financial statements of China Gateway Holdings Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.



/s/  Horwath Gelfond Hochstadt Pangburn, P.C.
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HORWATH GELFOND HOCHSTADT PANGBURN, P.C.

Denver, Colorado
February 20, 2002.